UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2004

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6498	38-1016240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

Item 5. Other Events.

On July 13, 2004, SPX Corporation (the “Company”) issued a press release announcing that William C. Griffiths, currently President, Fluid Systems and an officer of the Company, is resigning from the Company effective July 31, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: July 13, 2004	By:	/s/ Christopher J. Kearney
Christopher J. Kearney
Vice President, Secretary and General Counsel

S-1

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued July 13, 2004.

E-1